Exhibit 99.1

TOYOTA FINANCIAL SERVICES 1 Presentation Materials for Investors September 30, 2021

TOYOTA FINANCIAL SERVICES 2 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 3 Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, in cluding the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the f orward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solici tat ion of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation no r a ny part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sal e o f securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and apprai sal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospe cti ve purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the E uro pean Economic Area who are “qualified investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 and (b) persons in the United Kingdom who are “qu ali fied investors” within the meaning of Article 2 of the Prospectus Regulation (EU) 2017/1129 as it forms part of United Kingdom domestic law by virtue of the European Union (Withdra wal ) Act 2018 who are ( i ) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Ac t 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d ) o f the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to as “Relevant Persons”). This prese nta tion must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Per sons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherland s) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 17 September 2021 as supplemented from time to time (toge the r, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks an d rewards associated with the decision to invest in any securities of TMCC issued under the Euro Medium Term Note Programme. Approval of the Prospectus b y the Central Bank of Ireland and the Financial Conduct Authority should not be understood as an endorsement of securities issued by TMCC under the Euro Medium Term Note Pro gra mme. • Investors and others should note that we announce material financial information using the investor relations section of our cor porate website ote ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information cou ld be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Fee d ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website.

TOYOTA FINANCIAL SERVICES 4 Toyota’s Global Business Markets vehicles in approximately 200 countries and regions 50 overseas manufacturing organizations in 27 countries and regions besides Japan AUTOMOTIVE Design, Manufacturing, Distribution Consumer Financing Dealer Support & Financing Banking Securities Services Ancillary Products & Services OTHER BUSINESSES Housing Marine Telecommunications e - Business Intelligent Transport Services Biotechnology & Afforestation

TOYOTA FINANCIAL SERVICES 5 TMC Financial Highlights ¥ in billions TMC has adopted International Financial Reporting Standards (IFRS) beginning with the first quarter of the fiscal year ended Mar ch 2021 (1) Cash and cash equivalents, time deposits, public and corporate bonds and its investment in monetary trust funds, excluding in ea ch case those relating to financial services (2) Capital Expenditures do not include vehicles in operating lease or right of use assets (3) R&D activity related expenditures incurred during the reporting period Source: TMC Q1 FY2021 Financial Summary; TMC FY2021 Financial Summary, TMC Q2 FY2022 Financial Summary

TOYOTA FINANCIAL SERVICES 6 Toyota USA Operations by the Numbers 1. All data as of December 2020, except where noted 2. Toyota vehicles and components assembled using U.S. and globally sourc ed parts 3. Parts, materials and components (CY2020). Goods and Services (CY 2020) 4. As of Dec. 31, 2020 5. Based on Toyota dat a. Includes direct and dealer employees 6. Including our joint venture plant in Alabama. 7 Includes U.S. (not HI) and Puerto Rico 8. Global esti mat e based on FY18 projections of Toyota Motor Corporation 9. As of CY 2020 10. 2015 Center for Automotive Research Study. Inclu des direct, dealer and supplier employees, and jobs created through their spending. Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 7 Toyota Operations Across the US Source : Toyota USA website

TOYOTA FINANCIAL SERVICES 8 Toyota Motor North America, Inc. $30.6B+ Direct investment in the U.S. as of December 30, 2020 30M+ Vehicles assembled in US since 1986 with over 60 years of US presence $1.3B 2017 five - year planned investment in U.S. manufacturing, R&D, and operations achieved one year earlier than anticipated 16% TMNA sales came from alternative power vehicles in CY2020 40%+ Share of the total alternative fuel vehicle market ~70% New vehicles will be electrified in some form by 2030 Source : Toyota Motor North America, Inc. Reports

TOYOTA FINANCIAL SERVICES 9 Toyota and Lexus 3 rd Party Accolades Quality, dependability, safety and product appeal remain high as reflected by numerous 3 rd party accolades 2021 Fortune Toyota ranked one of the “World’s Most Admired Companies” and named the No. 1 Motor Vehicle company (7 th year running) 2021 IIHS Top Safety Pick Awards 7 qualifying Toyota models (2 pick+) 3 qualifying Lexus models (2 pick+) 2021 Kelley Blue Book Lowest 5 - Year Cost to Own Brand Toyota and Lexus 2021 J.D. Power and Associates Vehicle Dependability Survey Toyota Motor Corporation received the most segment awards in the survey 2020 Kelley Blue Book Most Awarded Brands No. 1 on Kelley Blue Book’s 10 most Awarded Brands 2021 MY NHTSA 5 - Star Overall Rating 21 Toyota models 13 Lexus models 2021 U.S. News Best Cars for the Money Toyota RAV4 Hybrid, Toyota Corolla Hybrid, Toyota Camry Toyota Avalon 2021 Kelley Blue Book Best Resale Value Brand Toyota/Lexus takes the title with seven category champions. May 2021 IIHS Used Vehicle List Best Choices for Teens 6 Toyota vehicles 1 Lexus vehicle US News: The 15 Cars with the Best Gas Mileage in 2021 7 Toyota models 2 Lexus models 2021 Interbrand Best Global Brands Toyota named world’s most valuable automotive brand 2021 U.S. News Best Cars for Families RAV4, Highlander Hybrid, Avalon and Avalon Hybrid

TOYOTA FINANCIAL SERVICES 10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Sienna (Hybrid) Tacoma Camry (Hybrid/AWD) IS Venza (Hybrid) LF - Z Concept (BEV) bZ4x Concept (BEV)

TOYOTA FINANCIAL SERVICES 11 Toyota CASE Technologies TRI - P4 e - Palette Fuel Cell and Battery Electric Connected Autonomous Shared Electric

TOYOTA FINANCIAL SERVICES 12 Toyota Financial Services

TOYOTA FINANCIAL SERVICES 13 TFS Group Global Presence JAPAN REGION EUROPE/AFRICA REGION CHINA REGION ASIA/PACIFIC REGION AMERICAS OCEANIA REGION Finland Sweden Norway Denmark Vietnam Netherlands Ireland Germany UK France Czech Poland Slovakia Hungary Portugal Spain Italy Kazakhstan China Korea Japa n Taiwan India Thailand Russia Philippines Malaysia Indonesia South Africa Australia New Zealand Argentina Brazil Venezuela Mexico Puerto Rico Canad a U.S.A.

TOYOTA FINANCIAL SERVICES 14 Toyota Motor Credit Corp (TMCC) Toyota Motor Corporation (TMC) Toyota Financial Services Corporation (TFSC) Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of September 2021 . Source : Company Reports (2) S&P, Fitch and Moody’s Outlook Stable (3) The Credit Support Agreements do not apply to securitization transactions

TOYOTA FINANCIAL SERVICES 15 TMCC Products and Services ▪ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ▪ Consumer Financing • Retail • Lease ▪ Voluntary Protection Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty Source : TMCC September 30, 2021, 10 - Q. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Voluntary protection contract revenues and insurance earned premiums for the six months ended September 30, 2021 90% 2% 8% $6.53B FYTD 2022 Q2 Revenue

TOYOTA FINANCIAL SERVICES 16 Field Organization Overview TFS HQ Customer Service Center (CSC) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV Dealer Service Center (DSC) Toyota Financial Savings Bank Restructuring to better serve customers by relocating and streamlining customer service operations and investing in new technology (1) (1) On March 24, 2021, TMCC announced it will restructure its customer service operations to better serve its customers by re loc ating and streamlining customer service operations and investing in new technology. Over the next two years, TMCC will move its three regional customer service centers to be co - located with regional dealer service centers in Chand ler, AZ (West Region), Plano, TX (Central Region) and Alpharetta, GA (East Region)

TOYOTA FINANCIAL SERVICES 17 TMCC Earning Asset Composition $ in billions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 Source: TMCC March 31, 2019 10 - K, March 31, 2020 10 - K, March 31, 2021 10 - K, & September 30, 2021 10 - Q 38.7 37.9 36.4 37.1 37.9 52.3 53.0 56.4 65.6 69.7 17.3 17.5 17.6 13.5 9.9 $108.3 $108.4 $110.4 $116.2 $117.5 Mar-18 Mar-19 Mar-20 Mar-21 Sep-21 Total Managed Assets Lease Retail Wholesale 9% 59% 32% 40.4 41.9 44.0 43.9 47.2 11.9 11.1 12.4 21.7 22.5 $52.3 $53.0 $56.4 $65.6 $69.7 0 20 40 60 Mar-18 Mar-19 Mar-20 Mar-21 Sep-21 Retail Assets Unencumbered Sold 68% 32% 33.0 32.6 30.8 30.5 27.9 5.7 5.3 5.6 6.6 10.0 $38.7 $37.9 $36.4 $37.1 $37.9 0 10 20 30 40 50 Mar-18 Mar-19 Mar-20 Mar-21 Sep-21 Lease Assets Unencumbered Sold 74% 26%

TOYOTA FINANCIAL SERVICES 18 TMCC Financial Performance $ in millions TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before all owa nce for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credi t l osses). Starting April 1, 2020, quotient for credit losses divided by sum of gross finance receivables (finance receivables before allowance for credit losses) (3) Net Credit Losses : results are annualized and for Finance Receivables only Source: TMCC September 30, 2020 10 - Q & September 30, 2021 10 - Q

TOYOTA FINANCIAL SERVICES 19 TMCC Funding Programs

TOYOTA FINANCIAL SERVICES 20 TMCC Funding Program Overview Highly Liquid and Well Diversified P - 1 | A - 1+ | F - 1 . Direct Issue Commercial Paper Program $22.3B Undrawn Committed Bank Credit Facilities (1) $9.4B Average Liquidity Portfolio Balance for FY22Q2 $75B + Unencumbered Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity Intercompany Lending Infrastructure Investor Focused Long - Term Perspective Best - in - Class Execution Responsive Flexible Innovative Diversity & Inclusion Green Bonds November 2017 Toyota Motor Credit Corporation €600mn 0.00% Green Notes due 2021 €600mn 0.625% Notes due 2024 Source : TMCC September 30, 2021 10 - Q and Company Reports (1) As of September 30, 2021, includes $2.7B of available credit in a revolving asset - backed facility

TOYOTA FINANCIAL SERVICES 21 Commercial Paper Highlights P – 1 | A – 1+ | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $17.2B Average Outstanding Balance TMCC and TCPR during FY22Q2 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC September 30, 2021 10 - Q and Company Reports (1) As of September 30, 2021

TOYOTA FINANCIAL SERVICES 22 TMCC FY 2022 Funding Overview As of September 30, 2021 (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding ABS , 45% Global , 31% MTN , 12% Other , 10% Uridashi , 1% $21.7B Term Debt Funded FYTD 2022 $11.9B $5.2B $4.6B Unsecured Public and 144A ABS (1) Private ABS (2)

TOYOTA FINANCIAL SERVICES 23 Diversification in Debt Offerings As of September 30, 2021 $ in millions Global MTN , $38,634 EMTN / Eurobonds , $15,018 MTN , $9,128 Other , $3,750 Other Secured - Loan , $5,919 Other Secured - Lease , $4,862 Loan ABS - TAOT , $8,981 Revolving Loan ABS - TALNT , $5,225 Lease ABS - TLOT , $2,080 Public Private ABS, $27,066 TMCC Outstanding Term Debt

TOYOTA FINANCIAL SERVICES 24 Funding Flexibility and Responsiveness (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Demand Notes Percentages may not add to 100% due to rounding Source: Company Reports 37% 49% 73% 45% 46% 51% 38% 20% 45% 40% 12% 13% 8% 10% 13% FY18 FY19 FY20 FY21 FYTD22 Diversification Across the USD Curve (1) <=2yrs 3-5yrs 7-10yrs

TOYOTA FINANCIAL SERVICES 25 TMCC Retail Loan Collateral & ABS Transactions

TOYOTA FINANCIAL SERVICES 26 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

TOYOTA FINANCIAL SERVICES 27 Cumulative Net Losses by Vintage Source : Company Reports as of September 30, 2021 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2015 2007 2008

TOYOTA FINANCIAL SERVICES 28 Retail Managed Portfolio Performance Source: Company Reports as of September 30, 2021 $63 $56 $53 $53 $51 $50 $50 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Receivables Principal Balance ($B) $60 $65 Sep 2020 Sep 2021 3.24 3.14 3.10 3.16 3.18 3.16 3.21 FY21 FY20 FY19 FY18 FY17 FY16 FY15 Contracts Outstanding (#M) 3.18 3.25 Sep 2020 Sep 2021 0.0% 0.5% 1.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.55% 0.52% 0.38% 0.25% 0.31% 0.16% Sep 2020 Sep 2021 Sep 2020 Sep 2021 Sep 2020 Sep 2021% 60+D Past Due Gross Charge Offs Net Losses Performance by Principal Balance Outstanding 0.0% 0.5% 1.0% 1.5% 2.0% FY21 FY20 FY19 FY18 FY17 FY16 FY15 0.64% 0.61% 0.74% 0.76% Sep 2020 Sep 2021 Sep 2020 Sep 2021% 60+D Past Due % Repossessed Performance by Contracts Outstanding

TOYOTA FINANCIAL SERVICES 29 Retail Loan Origination Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2021. Includes retail loans for Toyota and Lexus brands only 42% 35% 18% 25% 14% 25% 20% 23% 23% 29% 32% 45% 60% 52% 57% CY17 CY18 CY19 CY20 CY21 APR Distribution* <2.0% 2.0%-3.99% >=4.0% 734 735 740 731 723 CY17 CY18 CY19 CY20 CY21 Weighted Average FICO 69 68 69 70 71 CY17 CY18 CY19 CY20 CY21 Weighted Average Original Term 23% 27% 32% 37% 77% 73% 68% 63% CY18 CY19 CY20 CY21 New vs Used Used New

TOYOTA FINANCIAL SERVICES 30 TAOT Deal Characteristics *Percentages may not sum to 100% due to rounding . Source: Company Reports as of September 30, 2021 748 767 2010-A 2021-C Weighted Average FICO $12,659 $22,011 2010-A 2021-C Average Principal Balance 62 65 40 53 22 12 2010-A 2021-C Original Term Remaining Term Seasoning Weighted Avg Orig and Rem Term (months) 59% 30% 41% 70% 2010-A 2021-C Sedans and Vans Trucks and SUVs Receivables by Vehicle Type (%)*

TOYOTA FINANCIAL SERVICES 31 TAOT Cumulative Net Losses Source : Company Reports as of October 15, 2021 payment date 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2010, 2011, 2012 Series TAOT 2010-A TAOT 2010-B TAOT 2010-C TAOT 2011-A TAOT 2011-B TAOT 2012-A TAOT 2012-B 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2013, 2014, 2015 Series TAOT 2013-A TAOT 2013-B TAOT 2014-A TAOT 2014-B TAOT 2014-C TAOT 2015-A TAOT 2015-B TAOT 2015-C 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2016, 2017, 2018 Series TAOT 2016-A TAOT 2016-B TAOT 2016-C TAOT 2016-D TAOT 2017-A TAOT 2017-B TAOT 2017-C TAOT 2017-D TAOT 2018-A TAOT 2018-B TAOT 2018-C TAOT 2018-D 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 1 5 9 13 17 21 25 29 33 37 41 45 49 2019, 2020, 2021 Series TAOT 2019-A TAOT 2019-B TAOT 2019-C TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B

TOYOTA FINANCIAL SERVICES 32 TALNT Performance Source : Company Reports as of October 25, 2021 payment date 0.0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3mo Average 60+ Days Delinquencies Metric (%) TALNT19-1 TALNT20-1 TALNT21-1 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Annualized 3mo Average Net Credit Loss Metric (%) TALNT19-1 TALNT20-1 TALNT21-1

TOYOTA FINANCIAL SERVICES 33 TLOT Performance Source: Company Reports as of October 20 , 2021 payment date 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 Cumulative Net Loss TLOT2021-A TLOT2021-B 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1 2 3 4 5 6 Cumulative Residual Gain (Loss) TLOT2021-A TLOT2021-B 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 1 2 3 4 5 6 60+ Days Delinquencies TLOT2021-A TLOT2021-B

TOYOTA FINANCIAL SERVICES 34 Appendix

TOYOTA FINANCIAL SERVICES 35 TMCC Financial Performance TMCC has adopted Accounting Standard Update “ASU” 2016 - 13 effective starting April 1, 2020 (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allow anc e for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Source : TMCC March 31, 2021 10 - K & September 30, 2021 10 - Q Consolidated Income Statement Fiscal Year Ended March 31, Six Months Ended (USD millions) 2020 2021 September 30, 2021 Total Financing Revenues 12,029 11,799 6,031 less: Interest Expense and Depreciation 9,654 8,234 3,649 add: Other Income 1,255 1,366 666 Net Financing Revenues and Other 3,630 4,931 3,048 Net Income 913 2,017 1,543 Credit Performance March 31, As of 2020 2021 September 30, 2021 Over 60 Days Delinquent (1) Retail 0.41% 0.27% 0.39% Lease 0.34% 0.20% 0.23% Allowance for Credit Losses (1) (2) 0.97% 1.47% 1.47% Fiscal Year Ended March 31, Six Months Ended 2020 2021 September 30, 2021 Net Credit Losses (1) 0.44% 0.29% 0.17%

TOYOTA FINANCIAL SERVICES 36 Credit Support Agreement TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds avail abl e to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyot a t o provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

TOYOTA FINANCIAL SERVICES 37 Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of September 30, 2021 TMCC Retail Auto Loan Originations Original Summary Characteristics by Vintage Origination Year: 2017 2018 2019 2020 2021 Number of Pool Assets 882,329 847,020 948,970 1,007,542 808,562 Original Pool Balance $24,699,290,739 $24,306,812,650 $27,579,012,944 $30,738,117,735 $25,999,301,806 Average Initial Loan Balance $27,993 $28,697 $29,062 $30,508 $32,155 Weighted Average Interest Rate 3.22% 4.09% 5.02% 4.48% 4.97% Weighted Average Original Term 69 Months 68 Months 69 Months 70 Months 71 Months Weighted Average FICO 734 735 740 731 723 Minimum FICO 383 395 382 376 395 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 23.3% CA - 23.5% CA - 21.3% CA - 22.0% CA - 23.4% State 2 TX - 14.4% TX - 15.0% TX - 15.2% TX - 15.0% TX - 15.5% State 3 NY - 4.2% IL - 4.0% VA - 4.5% VA - 4.6% VA - 4.2% State 4 PA - 3.8% PA - 3.7% NY - 4.0% NY - 4.1% NY - 4.1% State 5 NJ - 3.7% NY - 3.7% PA - 3.9% PA - 4.0% MD - 4.0% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 42.4% 34.9% 17.6% 24.6% 14.4% 2.0% - 3.99% 25.3% 19.7% 22.6% 23.1% 28.9% 4.0% - 5.99% 17.0% 21.1% 31.1% 27.2% 29.9% 6.0% - 7.99% 6.7% 12.6% 15.3% 12.6% 13.4% 8.0% - 9.99% 3.7% 5.1% 6.0% 5.1% 5.5% 10.0% - 11.99% 2.2% 2.6% 2.8% 2.6% 2.6% 12.0% - 13.99% 1.2% 1.5% 1.8% 1.6% 1.7% 14.0% - 15.99% 0.7% 0.9% 1.0% 1.2% 1.3% 16.0% and greater 0.8% 1.6% 1.8% 2.0% 2.3% Total 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3.0% 3.3% 3.6% 5.9% 8.2% Percentage of 75+ Month Term 15.2% 15.4% 23.0% 28.0% 29.9% Percentage of Used Vehicles 23.0% 23.0% 26.9% 31.6% 36.6%

TOYOTA FINANCIAL SERVICES 38 Managed Portfolio Performance (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMC C. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be pas t due if less than 90% of such payment is made. Source: Company Reports TMCC Retail Loan Delinquency Experience (1) At September 30, At March 31, 2021 2020 2021 2020 2019 2018 2017 Outstanding Contracts (2) 3,253,701 3,179,160 3,237,181 3,142,143 3,097,464 3,158,375 3,181,143 Number of Accounts Past Due in the following categories 30 - 59 days 38,476 34,306 27,476 40,205 38,498 37,044 36,396 60 - 89 days 10,515 10,582 7,223 11,604 9,576 9,464 8,018 Over 89 days 9,394 9,781 8,500 12,219 8,240 8,063 7,633 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1.18% 1.08% 0.85% 1.28% 1.24% 1.17% 1.14% 60 - 89 days 0.32% 0.33% 0.22% 0.37% 0.31% 0.30% 0.25% Over 89 days 0.29% 0.31% 0.26% 0.39% 0.27% 0.26% 0.24%

TOYOTA FINANCIAL SERVICES 39 Performance - Retail Loan (1) The net loss and repossession data reported in this table includes all retail installments sales contracts purchased by T MCC , excluding those purchased by a subsidiary of TMCC in Puerto Rico. Includes contracts that have been sold but are still bei ng serviced by TMC (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal balance for actuaria l c ontracts. Actuarial contracts do not comprise any of the Receivables (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankrupt repossessions but excludes bankruptcies. (5) Amount charged off is the principal balance, including earned but not yet received finance charges, repossession expenses an d unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs . (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds fro m the liquidation of the related vehicle after the related charge - off, Also includes recoveries for dealer reserve charge - offs and dealer reserve chargebacks. (7) Annualized Source : Company Reports TMCC Managed Portfolio Net Loss and Reposession Experience (dollars in thousands)(1) For the Six Months Ended For the Fiscal Years Ended September 30, March 31, 2021 2020 2021 2020 2019 2018 2017 Principal Balance Outstanding (2) $65,191,408 $59,838,978 $62,833,053 $56,265,888 $53,236,380 $52,760,041 $50,759,341 Average Principal Balance Outstanding (3) $64,012,230 $58,052,433 $59,549,471 $54,751,134 $52,998,211 $51,759,691 $50,238,127 Number of Contracts Outstanding 3,253,701 3,179,160 3,237,181 3,142,143 3,097,464 3,158,375 3,181,143 Average Number of Contracts Outstanding (3) 3,245,441 3,160,652 3,189,662 3,119,804 3,127,920 3,169,759 3,172,166 Number of Repossessions (4) 12,370 11,727 28,423 34,899 35,694 38,580 45,883 Number of Repossessions as a Percent of the Number of Contracts Outstanding 0.76% (7) 0.74% (7) 0.88% 1.11% 1.15% 1.22% 1.44% Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 0.76% (7) 0.74% (7) 0.89% 1.12% 1.14% 1.22% 1.45% Gross Charge - Offs (5) $82,632 $112,327 $278,833 $352,213 $323,962 $351,634 $395,109 Recoveries (6) $31,193 $20,679 $47,917 $49,191 $48,871 $49,567 $49,474 Net Losses $51,439 $91,648 $230,916 $303,022 $275,091 $302,067 $345,635 Net Losses as a Percentage of Principal Balance Outstanding 0.16% (7) 0.31% (7) 0.37% 0.54% 0.52% 0.57% 0.68% Net Losses as a Percentage of Average Principal Balance Outstanding 0.16% (7) 0.32% (7) 0.39% 0.55% 0.52% 0.58% 0.69%

TOYOTA FINANCIAL SERVICES 40 Source : Company Reports ABS Deal Comparison Original Summary Characteristics by Prior Securitization: TAOT 2019-B TAOT 2019-C TAOT 2019-D TAOT 2020-A TAOT 2020-B TAOT 2020-C TAOT 2020-D TAOT 2021-A TAOT 2021-B TAOT 2021-C Number of Pool Assets 102,324 72,045 99,197 97,464 67,524 86,264 87,460 89,958 78,636 75,689 Initial Pool Balance $1,907,216,811.97 $1,344,769,909.63 $1,872,859,970.50 $1,855,904,868.20 $1,275,392,995.27 $1,659,837,859.33 $1,652,997,849.97 $1,822,777,183.00 $1,666,956,330.00 $1,666,028,014.87 Average Principal Balance $18,639.00 $18,665.69 $18,880.21 $19,041.95 $18,888.00 $19,241.37 $18,900.04 $20,263.00 $21,198.00 $22,011.49 Weighted Average Interest Rate 2.56% 2.74% 2.98% 3.20% 3.26% 3.43% 3.46% 3.06% 3.08% 3.05% Weighted Average Original Term 66 66 66 66 66 66 66 65 65 65 Weighted Average Remaining Term 50 50 50 50 49 50 50 51 53 53 Weighted Average FICO 761 762 766 766 767 769 769 769 767 767 Minimum FICO 620 620 620 620 620 620 620 620 620 620 Maximum FICO 900 900 900 900 900 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate Initial principal balance: State 1 CA - 24.7% CA – 24.8% CA – 25.0% CA – 24.7% CA – 24.2% CA – 23.8% CA – 23.3% CA – 23.7% CA – 26.0% CA – 26.4% State 2 TX - 14.6% TX – 14.8% TX – 14.9% TX – 15.02% TX – 14.8% TX – 14.2% TX – 13.9% TX – 12.5% TX – 13.0% TX – 12.7% State 3 IL - 4.7% IL – 4.8% IL – 4.9% IL – 4.8% IL – 4.7% PA – 5.0% IL – 4.5% IL – 4.7% IL – 4.5% PA – 4.3% State 4 PA - 4.0% PA – 4.0% PA – 3.9% PA – 4.0% PA – 4.1% IL – 4.7% PA – 4.1% PA – 4.4% PA – 4.4% IL – 4.2% State 5 VA - 3.7% VA – 3.6% VA – 3.5% VA – 3.78% NJ – 3.7% VA – 3.8% VA – 3.9% VA – 3.8% VA – 3.6% NJ – 3.7% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 52.99% 50.71% 47.41% 43.69% 42.68% 38.24% 36.96% 45.00% 43.08% 42.69% 2.0% - 3.99% 25.69% 24.81% 24.73% 25.54% 25.74% 27.72% 28.73% 24.94% 27.06% 29.02% 4.0% - 5.99% 13.35% 15.33% 17.46% 19.11% 20.33% 22.47% 22.83% 19.64% 19.84% 19.23% 6.0% - 7.99% 4.67% 5.74% 6.41% 7.05% 6.95% 7.16% 7.14% 6.37% 6.08% 5.56% 8.0% - 9.99% 1.88% 1.93% 2.21% 2.50% 2.29% 2.36% 2.33% 2.10% 2.15% 1.91% 10.0% - 11.99% 0.96% 0.99% 1.09% 1.27% 1.20% 1.21% 1.16% 1.17% 1.08% 0.93% 12.0% - 13.99% 0.32% 0.36% 0.51% 0.57% 0.57% 0.60% 0.61% 0.53% 0.47% 0.45% 14.0% - 15.99% 0.11% 0.12% 0.13% 0.21% 0.18% 0.20% 0.18% 0.18% 0.18% 0.17% 16.0% and greater 0.02% 0.03% 0.00% 0.07% 0.06% 0.05% 0.06% 0.07% 0.05% 0.04% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Vehicle Type: (1) Passenger Cars 39.10% 37.82% 36.27% 34.99% 33.99% 32.60% 31.67% 30.27% 31.22% 30.22% Minivans 5.55% 5.31% 5.40% 5.20% 4.83% 4.26% 4.22% 3.04% NA NA Light Duty Trucks 16.57% 17.29% 18.05% 18.28% 17.87% 17.63% 17.08% 16.81% 15.87% 15.19% SUVs 38.78% 39.58% 40.28% 41.53% 43.31% 45.50% 47.03% 49.87% 6.63% 6.93% CUVs (2) 46.29% 47.66% Total 100.00% 100.00% 100.00% 100.00% 100.00% 99.99% 100.00% 100.00% 100.00% 100.00% Distribution of Receivables by Make: (1) Toyota and Scion 89.02% 87.87% 86.99% 87.24% 87.18% 87.06% 85.87% 83.91% 83.73% 82.42% Lexus 10.98% 12.13% 13.01% 12.76% 12.82% 12.94% 14.13% 16.09% 16.27% 17.58% Total 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% 100.00% Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 55.07% 55.30% 54.33% 54.29% 54.52% 57.35% 56.23% 49.18% 50.61% 50.46% Percentage of Used Vehicles 18.24% 18.97% 20.34% 19.94% 20.86% 21.38% 23.33% 26.33% 25.41% 26.34% (1) Percentages may not add to 100.00% due to rounding (2) Vehicles categorized in this table as “CUVs” are included in the category of “SUVs” prior to TAOT 2021-B, and vehicles categorized as “Minivans” in each securitization prior to TAOT 2021-B are categorized as “CUVs” in TAOT 2021-B.